Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Form S-8, No. 33-604 and Form S-8, No. 33-14625) pertaining to the Arthur J. Gallagher & Co. Incentive and United Kingdom Incentive Plans, in the Registration Statements (Form S-8, No. 33-24251, Form S-8, No. 33-38031 and Form S-8, No. 333-57155) pertaining to the Arthur J. Gallagher & Co. 1988 Incentive and 1988 Nonqualified Stock Option Plans, in the Registration Statement (Form S-8, No. 33-30816) pertaining to the Arthur J. Gallagher & Co. Non-Employee Directors’ Stock Option Plan, in the Registration Statements (Form S-8, No. 33-64614 and Form S-8, No. 33-80648) pertaining to the Arthur J. Gallagher & Co. 1988 Incentive, 1988 Nonqualified, and Non-Employee Directors’ Stock Option Plans, in the Registration Statements (Form S-8, No. 333-06359, Form S-8, No. 333-40000, Form S-8, No. 333-87320 and Form S-8, No. 333-106535) pertaining to the Arthur J. Gallagher & Co. 1988 Nonqualified and Non-Employee Directors’ Stock Option Plans, in the Registration Statement (Form S-8, No. 333-62930) pertaining to the Arthur J. Gallagher & Co. 1988 Nonqualified and Non-Employee Directors’ Stock Option Plans and the Gallagher Healthcare Insurance Services, Inc. 2001 Nonqualified Stock Option Plan, in the Registration Statement (Form S-8, No. 333-106534) pertaining to the Arthur J. Gallagher & Co. Employee Stock Purchase Plan, in the Registration Statement (Form S-8, No. 333-106539) pertaining to the Arthur J. Gallagher & Co. Restricted Stock Plan, in the Registration Statement (Form S-8, No. 333-159150) pertaining to the Arthur J. Gallagher & Co. 2009 Long-Term Incentive Plan, in the Registration Statements (Form S-3, No. 333-84139, Form S-4, No. 333-55254, Form S-4, No. 333-75197, Form S-4, No. 333-84896, Form S-4, No. 333-152710 and Form S-3, No. 333-166533), and in the related Prospectuses, of our reports dated February 7, 2011, with respect to internal control over financial reporting and the consolidated financial statements and schedule of Gallagher included in this Annual Report (Form 10-K) for the year ended December 31, 2010.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 7, 2011